UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2012 (February 24, 2012)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On February 24, 2012, the Registrant issued an earnings release announcing its financial results for the three and twelve month periods ended December 31, 2011. A copy of the earnings release is furnished as Exhibit 99.1. Additionally, certain supplemental information not included in this earnings release is furnished as Exhibit 99.2.

This earnings press release includes financial measures that are not in conformity with accounting principles generally accepted in the United States. We refer to these as non-GAAP financial measures. Specifically, the release refers to adjusted statements of operations, adjusted diluted earnings per share and debt to adjusted EBITDA ratio.

Adjusted statements of operations and adjusted diluted earnings per share

Endo refers to adjusted income (loss) before tax in making operating decisions because it believes it provides meaningful supplemental information regarding the Company’s operational performance. For instance, Endo believes that this measure facilitates its internal comparisons to its historical operating results and comparisons to competitors’ results. The Company believes this measure is useful to investors in allowing for greater transparency related to supplemental information used by Endo in its financial and operational decision-making. In addition, Endo has historically reported similar financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting at this time. Further, Endo believes that adjusted income (loss) before tax may be useful to investors as it is aware that certain of its significant stockholders utilize adjusted income (loss) before tax to evaluate its financial performance. Finally, adjusted income (loss) before income tax is utilized in the calculation of adjusted diluted net income per share, which is used by the Compensation Committee of Endo’s Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Endo refers to these non-GAAP financial measures in making operating decisions because it believes they provide meaningful supplemental information regarding the company’s operational performance. For instance, Endo believes that these non-GAAP financial measures facilitate its internal comparisons to its historical operating results and comparisons to competitors’ results. The company includes these non-GAAP financial measures in its earnings announcements because it believes they are useful to investors in allowing for greater transparency related to supplemental information used by Endo in its financial and operational decision-making. In addition, Endo has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting at this time. Further, Endo believes that these non-GAAP financial measures may be useful to investors as it is aware that certain of its significant stockholders and lenders utilize these measures to evaluate its financial performance. Finally, the adjusted statements of operations and adjusted diluted earnings per share measures are considered by the Compensation Committee of Endo’s Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers.

Debt to adjusted EBITDA ratio

The Company believes its debt to adjusted EBITDA ratio is a measure of its ability to service its debt and a standard measurement used by investors to gauge the creditworthiness of an institution. The Company’s believes its debt to adjusted EBITDA ratio is important in analyzing its liquidity because it is the key component of certain material covenants contained within the Company’s credit agreement.

In general terms, the credit agreement definition of Adjusted EBITDA allows the Company to add back to consolidated net income interest expense, income taxes, and depreciation and amortization and then add back to or subtract from consolidated net income certain unusual non-cash or non-recurring items, plus other amounts agreed to by the Company and its lenders. However, Adjusted EBITDA is not a measure of financial performance under generally accepted accounting principles in the United States of America (“GAAP”), and the items excluded from Adjusted EBITDA are significant components in understanding and assessing financial performance. Therefore, Adjusted EBITDA should not be considered a substitute for net income or cash flows from operating, investing, or financing activities. The Company reconciles Adjusted EBITDA to net income, which reconciliation is set forth in Exhibit 99.2 attached hereto. Because Adjusted EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. The credit agreement definition of debt allows the Company to make adjustments for certain indebtedness and unrestricted cash and certain investments as permitted by the credit agreement.

Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this earnings announcement to their most directly comparable GAAP financial measures as provided with the financial statements included in this press release and in exhibit 99.2 attached hereto.

The information in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02, in Exhibit 99.1 and in Exhibit 99.2 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Attached hereto, and incorporated by reference herein, in Exhibit 99.1, is certain unaudited pro forma condensed combined financial information of the Company and its subsidiaries for each of the three month periods ended December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010, June 30, 2010, and March 31, 2010, which give effect to the acquisitions of HealthTronics, Inc. (“HealthTronics”), Penwest Pharmaceuticals Co. (“Penwest”), Generics International (US), Inc. (“Qualitest”) and American Medical Systems Holdings, Inc. (“AMS”).

The unaudited pro forma condensed combined financial information included in Exhibit 99.1 has been provided for informational purposes only and does not purport to project the future financial position or operating results of the Company.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated February 24, 2012, reporting the Registrant’s financial results for the three and twelve month periods ended December 31, 2011

99.2	Certain Supplemental Information not Included in the Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/S/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: February 24, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated February 24, 2012, reporting the Registrant’s financial results for the three and twelve month periods ended December 31, 2011

99.2	Certain Supplemental Information not Included in the Press Release